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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 9, 1997
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                         COMMISSION FILE NUMBER 0-26304

                         SUNSTONE HOTEL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

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            MARYLAND                                        52-1891908
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(State or Other Jurisdiction of                         (I.R.S. Employer
 Incorporation or Organization)                         Identification No.)

115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA            92672
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      (Address of Principal Executive Offices)               (Zip Code)

                                 (714) 361-3900
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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         (former name or former address, if changed since last report)


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        This Current Report is being filed for the sole purpose of incorporating the exhibits filed herewith by reference into the Registration Statements on Form S-3 (File No. 333-34377 and File No. 333-16887) of Sunstone Hotel
Investors, Inc. These exhibits include the U.S. Underwriting Agreement (Exhibits
1.1 and 1.4 to the Registration Statements, respectively), the International Underwriting Agreement (Exhibits 1.2 and 1.5 to the Registration Statements, respectively) and the Opinion of Brobeck, Phleger & Harrison LLP as to tax matters (Exhibits 8.1 and 8.4 to the Registration Statements, respectively). These exhibits are deemed incorporated into the Registration Statements as of the date hereof.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits

                1.1/1.4 U.S. Underwriting Agreement (File No. 333-34377/File No. 333-16887)

                1.2/1.5 International Underwriting Agreement (File No. 333-34377/File No. 333-16887)

                8.1/8.4 Opinion of Brobeck, Phleger & Harrison LLP as to tax matters (File No. 333-34377/File No. 333-16887)


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUNSTONE HOTEL INVESTORS, INC.

Date: October 9, 1997                   By:  /s/ KENNETH J. BIEHL,
                                                 Chief Financial Officer
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                                                 Kenneth J. Biehl,
                                                 Chief Financial Officer